Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

PACE Funding Group, LLC

750 University Avenue, Suite 240

Los Gatos, California 95032

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by PACE Funding Group, LLC (the “Company”) and SunTrust Robinson Humphrey Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of residential PACE assessments in conjunction with the offering of PACEfunding 2019-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Assessment File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 5, 2019, representatives of the Company provided us with a residential PACE assessment listing with respect to 738 residential PACE assessments (the “Assessment Listing”). At your instruction, we randomly selected 100 residential PACE assessments from the Assessment Listing (the “Sample Assessments”).

Further, on March 6, 2019, representatives of the Company provided us with a computer-generated residential PACE assessment data file and related record layout containing data, as represented to us by the Company, as of the close of business, March 7, 2019, with respect to each of the 738 residential PACE assessments included in the Assessment Listing (the “Statistical Assessment File”).

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Assessments relating to the residential PACE assessment characteristics (the “Characteristics”) set forth on the Statistical Assessment File and indicated below.

Characteristics

1. Applicant ID (for informational purposes only)	9. Project cost
2. Original assessment amount	10. Rate
3. Property city	11. Original term
4. Property state	12. Initial year on tax roll
5. Property zip code	13. Maturity year
6. Property county	14. Loan-to-value ratio
7. Recording date	15. Combined loan-to-value ratio
8. Original annual tax payment	16. Assessment loan-to-value ratio

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the Notice of Assessment or Memorandum of PACE Financing Agreement (collectively, the “Original Assessment Documentation”).

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We compared Characteristic 9. to the “Completion Certificate.”

We compared Characteristics 10. through 13. to the Assessment Agreement or any amendments thereto (collectively, the “Assessment Agreement”) or “Financing Agreement.”

With respect to Characteristic 14., we recomputed the loan-to-value ratio by dividing the “mortgage balance” by the “property value” (each as set forth on the Statistical Assessment File). We compared the results of such recalculations to the loan-to-value ratio set forth on the Statistical Assessment File.

With respect to Characteristic 15., we recomputed the combined loan-to-value ratio by adding the (i) loan- to-value ratio (as determined above) and (ii) assessment loan-to-value ratio (as determined below). We compared the results of such recalculation to the combined loan-to-value ratio set forth on the Statistical Assessment File.

With respect to Characteristic 16., we recomputed the assessment loan-to-value ratio by dividing the (i) original assessment amount (as set forth on the Original Assessment Documentation) by (ii) property value (as set forth on the Statistical Assessment File). We compared the results of such recalculation to the assessment loan-to-value ratio set forth on the Statistical Assessment File.

For purposes of our procedures and at your instruction:

•	with respect our comparison of Characteristic 7., differences of 30 days or less are deemed to be “in agreement;” and

•	with respect our comparison of Characteristics 14. through 16., differences of 0.01% or less are deemed to be “in agreement.”

The residential PACE assessment documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Assessment Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Assessment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Assessment Documents. In addition, we make no representations as to whether the Assessment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assessments.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Assessment File were found to be in agreement with the above mentioned Assessment Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the residential PACE assessments underlying the Statistical Assessment File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the residential PACE assessments or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 8, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 8, 2019.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in original assessment amount.
2	One difference in property county.
3	One difference in recording date.
4	One difference in original annual tax payment.
5	One difference in combined loan-to-value ratio.
6	One difference in assessment loan-to-value ratio.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed- upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 8, 2019.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Assessment number	Characteristic	Characteristic set forth on the Statistical Assessment File	Characteristic set forth on the Assessment Documents
1	125260	Original assessment amount	$26,260.20	$25,990.76
2	101657	Property county	Unincorporated	Riverside
3	125260	Recording date	Not provided	02/05/2019
4	125260	Original annual tax payment	$3,179.37	$3,146.75
5	125260	Combined loan-to-value ratio	3.70%	3.67%
6	125260	Assessment loan-to-value ratio	88.38%	88.34%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed- upon procedures report to which this appendix is attached.